Subsequent Events	3 Months Ended
Sep. 30, 2011
Subsequent Events
Subsequent Events [Text Block]

NOTE 14 - SUBSEQUENT EVENT

                The Company entered into a consulting agreement with a consultant in July 2011, however work did not commence until October 2011. The consultant was engaged to perform business advice, consultation, information and services to the Company regarding marketing and business matters as well as business development strategies. The term of the agreement was for a period of three weeks, however can be extended. The Company in October 2011 issued 50,000 shares of common stock as compensation under the agreement.

                The Company converted $150,000 (300,000 shares at $0.50) of their convertible note in October 2011 and an additional $200,000 (500,000 shares at $.40) in November, 2011.

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                In November 2011, the Company amended its designation in Delaware of the Series A Preferred Stock and Series C Preferred Stock to provide anti-dilution protection against both forward and reverse splits of the Company’s common stock and other reorganizations of similar nature. In the event that the common stock of the Company is subject to a reverse split, the number of shares into which the Series A and the Series C Preferred Stock are convertible remain unchanged. The Series C was amended to provide convertibility into the common stock of the Company at the option of the holder at a ratio of 100 common shares for each share of Series C Preferred Stock.

In November 2011, a new Series D Preferred Stock was designated in Delaware authorizing the issuance of 2,000,000 shares of the Sereis D Preferred Stock that is convertible into the common stock of the Company at a ratio of ten shares of common for each share of Series D Preferred Stock that is converted.  The Series D Preferred Stock is also protected against dilution in the event of forward splits, reverse splits and reorganizations.  In the event of a reverse split, the number of shares issued upon conversion of the Series D Preferred Stock remains unchanged.

                        In November 2011, Series D shares were issued to Michael Cohen in the amount of 130,000 shares in lieu of $100,000 of debt forgiveness, Steven Byle in the amount of 100,000 shares for services rendered, Ian McNiece in the amount of 30,000 shares as an amendment to his 2009 Consulting Agreement obviating the need for the Company to issue to him 100,000 shares of common stock, and Roger Fidler in the amount of 35,000 shares for legal services rendered and his agreement to provide legal services to the Company in the future, and Jeffrey Maller in the amount of 10,000 shares for consulting services pursuant to a consulting agreement described below.

The Company entered into a Consulting Agreement in November, 2011 pursuant to which the Company issued 100,000 shares of its restricted common stock for providing services for management consulting, business advisory, shareholder information and public relations.  The Consultant will also receive 100,000 shares of common stock from a third party for which the Company will incur an obligation to the third party in the amount of $100,000.

The Company engaged Jeffrey Maller as a consultant to assist the Company in development of new business opportunities, develop proposals and term sheets for such prospects and the drafting of legal documents. The term of the agreement is for a period of three years and compensation will be in the form of the Company’s Series D Preferred Stock. The Consultant received 10,000 Series D Preferred shares in November 2011 and will receive additional 10,000 Series D Preferred shares on the first and second anniversary dates of the consulting agreement.